INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
11.	INCOME TAXES

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "Tax Act") was signed into law. The Tax Act made broad and complex changes to the U.S. tax code by, among other things, reducing the federal corporate income tax rate, creating a new limitation on deductible interest expense, creating bonus depreciation that will allow for full expensing on qualified property, changing the lives of post-2017 net operating loss carryovers and imposing limitations on deductibility of certain executive compensation.

The Tax Act reduced the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018. As a result of the reduction in the U.S. corporate income tax rate, the Partnership re-measured its ending net deferred tax liabilities at December 31, 2017 at the rate at which they are expected to reverse in the future and recognized a non-cash tax benefit of $6.5 million, in 2017. As of December 31, 2018, the re-measurement of the ending net deferred tax liabilities are completed in accordance with SAB 118 and no material adjustment related to the re-measurement were noted. In 2018 the partnership recognized a benefit for post 2017 federal net operating losses and deferred tax assets which offset long life deferred tax liabilities of approximately of $3.1 million.

The Partnership is not subject to U.S. federal and most state income taxes. The partners of the Partnership are liable for income tax in regard to their distributive share of the Partnership’s taxable income. Such taxable income may vary substantially from net income reported in the accompanying consolidated financial statements. Certain corporate subsidiaries are subject to federal and state income tax. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and tax carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Partnership records a valuation allowance against its deferred tax assets if it deems that it is more likely than not that some portion or all of the recorded deferred tax assets will not be realizable in future periods.

Income tax benefit for the years ended December 31, 2018 and 2017 consisted of the following (in thousands):

	Years Ended December 31,
	2018	2017
Current provision:
State	$(693)	$(681)
Federal	—	—
Foreign	(101)	(137)
Total	(794)	(818)
Deferred provision:
State	(23)	(373)
Federal	2,725	10,898
Foreign	(111)	(86)
Total	2,591	10,439
Total income tax benefit	$1,797	$9,621

A reconciliation of the federal statutory tax rate to the Partnership’s effective tax rate is as follows:

	Years Ended December 31,
	2018	2017
Computed tax provision (benefit) at the applicable statutory tax rate	21.0%	35.0%
State and local taxes net of federal income tax benefit	(1.1)%	(1.1)%
Tax exempt (income) loss	(1.5)%	(1.2)%
Change in current year valuation allowance	(18.3)%	(24.1)%
Partnership earnings not subject to tax	2.0%	6.3%
Changes in tax due to Tax Act and ASC 606 retroactive impact	0.5%	(7.7)%
Changes in valuation allowance due to Tax Act	—%	15.1%
Permanent differences	(0.1)%	(10.9)%
Other	—%	—%
Effective tax rate	2.5%	11.4%

The rate adjustment related to the change in valuation allowance due to the Tax Act was caused by changes in the federal tax rate and effective state rates and the creation of future unlimited-life deferred tax assets that are available to offset existing long-term deferred tax liabilities.

Significant components of the deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2018	2017
Deferred tax assets:
Prepaid expenses	$5,102	$5,538
State net operating loss	24,162	19,305
Federal net operating loss	84,017	74,109
Foreign net operating loss	2,106	2,306
Other	55	55
Valuation allowance	(89,066)	(73,759)
Total deferred tax assets	26,376	27,554
Deferred tax liabilities:
Property, plant and equipment	2,119	4,104
Deferred revenue related to future revenues and accounts receivable	25,021	27,175
Deferred revenue related to cemetery property	5,825	5,829
Total deferred tax liabilities	32,965	37,108
Net deferred tax liabilities	$6,589	$9,554

Net deferred tax assets and liabilities were classified on the consolidated balance sheets as follows (in thousands):

	December 31,
	2018	2017
Deferred tax assets	$86	$84
Noncurrent assets	86	84
Deferred tax assets	26,290	27,470
Deferred tax liabilities	32,965	37,108
Noncurrent liabilities	6,675	9,638
Net deferred tax liabilities	$6,589	$9,554

At December 31, 2018, the Partnership had available approximately $0.1 million of alternative minimum tax credit carryforwards and approximately $396.6 million and $500.7 million of federal and state net operating loss carryforwards, respectively, a portion of which expires annually.

Management periodically evaluates all evidence both positive and negative in determining whether a valuation allowance to reduce the carrying value of deferred tax assets is required. The vast majority of the Partnership’s taxable subsidiaries continue to accumulate deferred tax assets that on a more likely than not basis will not be realized. A full valuation allowance continues to be maintained on these taxable subsidiaries. The valuation allowance decreased in 2017 primarily due to a decrease in deferred tax liabilities that will reverse outside the carryforward period for our deferred tax assets, partially offset by an increase in net deferred tax assets that are not more likely than not to be realized. The valuation allowance increased in 2018 due to increases in deferred tax assets that are not more likely than not expected to be realized.

At December 31, 2018, based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believed it was more likely than not that the Partnership will realize the benefits of these deductible differences. The amount of deferred tax assets considered realizable could be reduced in the future if estimates of future taxable income during the carryforward period are reduced.

In accordance with applicable accounting standards, the Partnership recognizes only the impact of income tax positions that, based upon their merits, are more likely than not to be sustained upon audit by a taxing authority. To evaluate its current tax positions in order to identify any material uncertain tax positions, the Partnership developed a policy of identifying and evaluating uncertain tax positions that considers support for each tax position, industry standards, tax return disclosures and schedules and the significance of each position. It is the Partnership’s policy to recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense. At December 31, 2018 and 2017, the Partnership had no material uncertain tax positions.

The Partnership is not currently under examination by any federal or state jurisdictions. The federal statute of limitations and certain state statutes of limitations are open from 2013 forward.